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EXHIBIT 10.4.1

Schedule of Material Differences between the Form of Contribution and Leaseback Agreement (exhibit 10.4.0) and each executed Contribution and Leaseback Agreement relating to an Initial Course:

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10.4.1.1:  THE LEGENDS RESORT COURSES (HEATHLAND, MOORLAND, PARKLAND)

    Transferor:         Larry D. Young, an individual, and Golf Legends, Ltd.,
                        a South Carolina corporation

    Golf Course(s):     Golf Legends

    (address):          1500 Legends Drive
                        Myrtle Beach, South Carolina 29577

    Notice Address
    of Transferor:      1500 Legends Drive
                        Myrtle Beach, South Carolina 29577

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10.4.1.2:  HERITAGE GOLF CLUB

    Transferor:         Larry D. Young, an individual, and Heritage Golf Club,
                        Ltd., a South Carolina corporation

    Golf Course(s):     Heritage Club

    (address):          200 Heritage Drive
                        Pauley's Island, South Carolina 29585

    Notice Address
    of Transferor:      1500 Legends Drive
                        Myrtle Beach, South Carolina 29577

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10.4.1.3:  OYSTER BAY GOLF LINKS

    Transferor:         Seaside Resorts, Ltd., a North Carolina corporation

    Golf Course(s):     Oyster Bay Golf Links

    (address):          614 Lake Shore Drive
                        Sunset Beach, North Carolina 28460

    Notice Address
    of Transferor:      1500 Legends Drive


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                        Myrtle Beach, South Carolina 29577

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10.4.1.4:  ROYAL NEW KENT

    Transferor:         Legends of Virginia, LC, a Virginia Limited Liability
                        Company

    Golf Course(s):     Royal New Kent

    (address):          5300 Bailey Road
                        Providence Forge, Virginia 23140

    Notice Address
    of Transferor:      1500 Legends Drive
                        Myrtle Beach, South Carolina 29577

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10.4.1.5:  STONEHOUSE GOLF CLUB

    Transferor:         Legends of Virginia, LC, a Virginia Limited Liability
                        Company

    Golf Course(s):     Stonehouse Golf Club

    (address):          9540 Old Stage Road
                        Toano, Virginia 23168

    Notice Address
    of Transferor:      1500 Legends Drive
                        Myrtle Beach, South Carolina 29577

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10.4.1.6:     NORTHGATE COUNTRY CLUB

    Transferor:         Northgate, a Texas general partnership

    Golf Course(s):     Northgate Country Club

    (address):          17110 Northgate Forest Drive
                        Houston, Texas 77068

    Notice Address
    of Transferor:      16450 Northgate Forest Drive
                        Houston, Texas 77068

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10.4.1.7:     OLDE ATLANTA GOLF CLUB

    Transferor:         Olde Atlanta Golf Club Limited Partnership, an Illinois
                        limited partnership


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    Golf Course(s):     Olde Atlanta Golf Club

    (address):          5750 Olde Atlanta Parkway
                        Suwanee, GA 30174

    Notice Address
    of Transferor:      The Crescent Company
                        1580 S. Milwaukee Ave., Suite 208
                        Libertyville, IL  60048

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10.4.1.8:     THE WOODLANDS

    Transferor:         Brights Creek Development Company, L.L.C., an Alabama
                        limited liability company

    Golf Course(s):     The Woodlands

    (address):          19995 Oak Road West
                        Golf Shores, Alabama

    Notice Address
    of Transferor:      104 Cotton Creek Drive
                        Gulf Shores, AL  36542

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